VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO
SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1995
The following information supplements that found under the section entitled "Securities and Investment Practices".
Investment Grade Bond Portfolio currently intends to limit its investments in securities rated Baa to 10% of its total assets.
N.VIPigb-STK-95-3       October 31, 1995